UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2010

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 19, 2010, the stockholders of Denny's Corporation (the "Company") voted on the following matters, which are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 8, 2010: (i) to elect eight (8) directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, death or removal (“Proposal 1”); and (ii) to ratify the selection of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaires for the year ending December 29, 2010 (“Proposal 2”).

As previously disclosed, the “Committee to Enhance Denny's,” comprised of certain persons and entities affiliated with Oak Street Capital Master Fund, Ltd., nominated three persons to the Company’s Board of Directors in opposition to certain nominees set forth by the Company. On May 24, 2010, the independent inspector of elections for the 2010 Annual Meeting of Stockholders delivered its certified results, which reported that the Company’s eight nominees were elected to the Denny's Corporation Board of Directors.

The results for Proposal 1 were as follows:

Board of Directors Nominees	For	Withheld
Brenda J. Lauderback	84,881,918	1,258,475
Nelson J. Marchioli	43,430,028	926,254
Robert E. Marks	43,432,141	924,141
Louis P. Neeb	84,222,003	1,918,390
Donald C. Robinson	84,914,915	1,225,478
Donald R. Shepherd	84,908,534	1,231,859
Debra Smithart-Oglesby	43,442,413	913,869
Laysha Ward	84,924,355	1,216,038

Opposition Nominees	For	Withheld
Patrick H. Arbor	27,652,349	14,131,762
Jonathan Dash	41,713,436	70,675
David Makula	30,172,012	11,612,099

There were no votes against or abstained with respect to any director nominee.

The results for Proposal 2 were as follows:

For	Against	Abstain
85,188,135	693,122	259,136

Brokers did not have discretionary voting authority on any matter before the 2010 Annual Meeting of Stockholders and, as a result, there were zero broker non-votes on Proposal 1 and Proposal 2.

Item 8.01 Other Events.

On May 25, 2010, the Company issued a press release announcing the voting results of its 2010 Annual Meeting of Stockholders. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 -- Press release issued by Denny's Corporation on May 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 25, 2010	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President,
Chief Administrative Officer and
Chief Financial Officer